Deutsche Bank Global Industrials and Materials Summit June 2016 Exhibit 99.1

Safe Harbor and Non-GAAP Financial Metrics Certain statements in this presentation may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the anticipated timing for the issuance of additional historic and future financial information and related filings. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions or to restate further the financial statements and other financial data for certain prior periods and any future periods; a conclusion that the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) were ineffective; the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering further weaknesses of which we are not currently aware or which have not been detected; additional uncertainties related to accounting issues generally and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes certain non-GAAP financial measures to describe the Company’s performance. The reconciliation of those measures to GAAP measures are provided within the appendix of the presentation. Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

ADS – An Industrial Growth Company The leading player in the industry The only complete solutions provider for the water management industry, with a history of product innovation Track record of market share gains with material conversion growing steadily over time Large addressable opportunity across diverse construction markets Demonstrated ability to deliver above market growth, EBITDA margin expansion and strong cash flows Experienced management team with significant ownership stake 3

ADS At A Glance Significant management / ESOP ownership ADS is the leading manufacturer of high performance thermoplastic corrugated pipe, providing a comprehensive suite of water management products and superior drainage solutions for use in the construction and infrastructure marketplace Core products include thermoplastic corrugated pipe, fittings, filters and other Allied Products Superior physical and performance characteristics compared to substitute products such as concrete and steel, driving conversion and market share gains Network of 61 global manufacturing plants and 31 distribution centers Highly diversified markets poised for recovery Company Snapshot FY2016 Sales by Geography(1) FY2016 Domestic Sales by End Use Agriculture 15% Infrastructure 11% Residential 20% Non-Residential 54% Construction: 85% Domestic 86% International 14% ___________________________ Note: Fiscal year ends March 31. Does not include certain international sales stemming from our Joint Venture in South America. 4

Comprehensive Product Portfolio

Pipe Products Portfolio:
$952mm of FY2016 Net Sales

Dual Wall (N-12)



HP Storm & Sanitary



Single Wall



Triple Wall



Allied Products Portfolio:
$338mm of FY2016 Net Sales

Fittings



Storm Chambers



StormTech® Chambers

Structures



Nyloplast® FleXstorm Inserta Tee

Water Quality & Other



Water Quality Units & Filters Geotextiles

Comprehensive product offering with attractive growth opportunities

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH

5

Clear market leading positions across all key product categories Unmatched operating scale and distribution network: ~8x larger than nearest domestic HDPE competitor based on revenues Fleet of approximately 650 tractor-trailers combined with our advanced, versatile and portable tooling equipment enables unmatched manufacturing capabilities Unrivaled technical expertise driven by our group of over 50 field based engineers Long-standing relationships with our expansive network of distributors The Clear Market Leader Manufacturing Plant Distribution Center Puerto Rico Unmatched Operating Platform Sole provider of holistic water management solutions to our industry 6

Water Management Solutions


StormTech Chambers
Fittings
Water Quality
Pipe
Nyloplast Structures


Foundation / Sump Wells
Wastewater Disposal
Culverts / Edge Drains
Downspout / Landscape / Window Well Drainage

Project Life Cycle


ABILITY TO INFLUENCE PROJECT
Concept Initiation
Technical & Financial Feasibility
Design & Specification
Permit
Bid
Construction
TIME

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH
7

Extensive Network of Distributors Wholesale Retail Recreation Buying Our technical expertise, complete product selection and distribution network position us as the critical solution provider Extensive Network of Distributor Relationships Leading Sales Force Network of over 250 dedicated direct sales professionals with technical or engineering backgrounds Highly trained and qualified to educate design specialists and engineers Supported by approximately 50 field-based engineers Help educate design engineers and government agencies to encourage the specification and inclusion of our products and obtain regulatory approval Consistently maintain thousands of touch-points with customers and regulator authorities Our broad product suite is highly attractive to end consumers and has imbedded us as a supplier of choice for many of our major customers 8

Significant Competitive Advantages Competitors Customers ADS’ product portfolio, technical expertise, history of approvals, supply chain and logistics capabilities support our leading market position Comprehensive Product Offering Customer Service, Supply Chain, & Logistics Field Personnel / Relationships Approvals / Specifications 9

A Superior Product Compared to Alternatives HDPE / PP is generally 20% less expensive on a fully-installed basis than RCP Fully-installed cost Ease / speed of installation Installation sensitivity Structural integrity Resistance to corrosion Resistance to abrasion Joint integrity Flow characteristics Overall = Strength of product attribute (full circle is strongest) RCP resistance to abrasion based on greater wall thickness HDPE / PP is lighter and comes in longer lengths than RCP HDPE / PP is “flexible” and more sensitive to proper installation Key problem with CMP Failure due to corrosion is a major issue for CMP All 3 equal assuming proper installation RCP is as good as HDPE / PP in the lab but slightly under-performs in the field HDPE / PP Reinforced Concrete (RCP) Corrugated Metal (CMP) Commentary High Density Polyethylene (HDPE) and Polypropylene (PP) have superior attributes relative to traditional materials 10

Multi-Pronged Growth Strategy Well positioned to capitalize on growth driven by the strength of comprehensive offering, our market position and being the only complete solutions provider in the industry Market Conversion Allied Products Market Recovery Focus on displacing alternative materials – concrete, steel & PVC pipe – both domestically and internationally Provide a strong value proposition with our superior High Density Polyethylene (HDPE) and Polypropylene HP(PP) N – 12 pipe product offerings Portfolio of storm water management product lines Allows us to offer a comprehensive water management solution Differentiates us as a solutions provider compared to our competition which are viewed as product suppliers Current addressable market opportunity rebounding from a low of approximately $10 billion; still well below peak levels Predicted solid recovery in non-residential – our largest end market New housing starts improving with new lot development International Growth Creating strong growth platforms utilizing local partner’s relationships coupled with our world-class manufacturing expertise and innovative product portfolio Focus on attractive international markets with large conversion opportunity and low risk 11

FY2016 Financial Highlights   FY2015 FY2016 Change Net Sales (in billions) $1.180 $1.289 9.3% Net Income (in millions) $13 $26 104.4% Adj. EBITDA (in millions) $144 $186 29.3% Adj. EBITDA Margin  12.2% 14.4% 220 bps Commentary Top-line growth driven by healthy conversion and favorable weather conditions in the majority of our end markets. Increase in Adjusted EBITDA driven by favorable impact of lower raw material costs. Compared to our guidance provided on March 30, net sales was slightly above our guidance range of $1.280 to $1.287 billion and Adjusted EBITDA was within the range of $180 to $190 million. Fiscal Year 2016 Performance

Non-Residential Residential Infrastructure Agriculture Domestic End Market Performance – Fiscal Year 2016 Commentary Market Growth ADS Growth ___________________________ Based on management estimates and other quantitative and qualitative factors. (1) FY2016 Market Conversion Although our core construction markets have not been as robust as anticipated this year, our focus on conversion and Allied products is driving above-market growth. During fiscal year 2016, we outpaced market growth in our core construction markets by approximately 600 basis points (~11% growth vs. estimated market growth of ~5%.) We continue to experience strong growth in our HP Pipe product line and Allied Products.

Underlying fundamentals of our business and end markets remain strong. Our continued execution of our conversion strategies from traditional materials is yielding above-market growth. Favorable sales trends expected to continue, building off the momentum experienced throughout fiscal year 2016. Adjusted EBITDA should continue to trend favorably into FY2017 on a year-over-year basis, driven by healthy volumes, higher Allied Products sales and favorable raw material costs. Opportunity to continue driving above-market growth with significant operating leverage over time. 1 2 3 4 5 FY2016 Summary

FY2016 Detailed Financial Results Net sales increased 9.3% to $1.289 billion. Pipe revenue increased 6.2% and Allied Products revenue increased 19.1%. Gross profit margin increased 430 basis points. Adjusted EBITDA increased 29.3% to $185.9 million, representing margin expansion of 220 basis points. Restatement costs were $28.0 million. Summary Financial Highlights Detailed Financial Results ($ in millions) 12 Months Ended March 31 2016 2015 % Chg. Net Sales $1,289.4829999999999 $1,180.730000000001 9.271460324912% Total Cost of Goods $1,008.831 $973.96 3.580331841143% Gross Profit $280.65199999999993 $206.11300000000006 0.36164142970118252 % of Net sales 0.21764691740798439 0.17466122858501129 Selling Expenses $87.248999999999995 $78.980999999999995 0.10468340486952554 General & Administrative 102.173 59.110999999999997 0.72849385055235083 Intangible Amortization 9.2270000000000003 9.7539999999999996 -5.402911626% Earnings From Operations $82.002999999999929 $58.267000000000074 0.40736609058300277 % of Net Sales 6.359370383324% 4.937575895728% Interest Expense 18.46 19.367999999999999 -4.688145394465% Other Misc. (Income) Expense 17.154 14.37 0.19373695198329854 Pretax Income $46.388999999999925 $24.529000000000075 0.89119001997634562 Income Taxes $19.087 $9.4429999999999996 1.0212856083871653 Equity in net (income) loss of unconsolidated affiliates $1.234 $2.335 -0.47152034261241971 Net Income $26.067999999999927 $12.751000000000076 1.0443886753979901 Less net income (loss) - non cont. interests $5.0460000000000003 $4.1310000000000002 0.22149600580973128 Net Income Attributed to ADS $21.021999999999927 $8.6200000000000756 1.4387470997679515 % of Net Sales 1.630265773182% .730463284898% Adjusted EBITDA $185.84399999999999 $143.77699999999999 0.2925850448959153 % of Net Sales 0.14412287715309158 0.12183737785713254

Three months ended June 30, 2015 Three months ended Sept 30, 2015 Three months ended Dec 31, 2015 Three months ended Mar 31, 2016 - Unaudited Domestic results got off to a slower start to the year, driven by weaker than expected construction markets. However, growth in our domestic construction end markets have steadily accelerated as the fiscal year progressed. International results, particularly in the first half, impacted by solid results in Canada due to the Ideal Pipe acquisition, solid agriculture demand and conversion efforts in the construction markets. Q4 decline in international driven by softness in Mexico. Commentary Quarterly Net Sales Growth1 Domestic International Pipe Allied Products 1On a year-over-year basis FY2016 Quarterly Performance

Three months ended June 30, 2015 Three months ended Sept 30, 2015 Three months ended Dec 31, 2015 Three months ended Mar 31, 2016 - Unaudited Non-residential net sales growth driven by conversion efforts and strong performance in Allied products, which are primarily sold into this end market. In the residential market, double-digit increases were seen in new development activity. Retail sales improved significantly towards the end of the year as retailers started building inventory earlier than last year. Infrastructure sales driven by growth in states where we are building our market position due to increased market acceptance and approvals such as in Florida, Texas and Missouri. Favorable turnaround in agriculture market driven by mild weather conditions, which has allowed for a longer season. Commentary Quarterly Domestic Net Sales Growth1 Non-Residential Residential Infrastructure Agriculture 1On a year-over-year basis FY2016 Quarterly End Market Performance

Twelve months ended March 31, 2015 Twelve months ended March 31, 2016 Commentary Free Cash Flow¹ CapEx Working Capital² 1Operating Cash Flow less CapEx (see appendix for GAAP/non-GAAP reconciliation) Free Cash Flow Performance FY16 free cash flow of $90 million, compared to $43 million in FY15. Opportunities exist to continue lowering working capital investment to drive additional free cash flow. We repaid $49.7 million in debt during fiscal year 2016, which coupled with strong Adjusted EBITDA growth, brought our leverage ratio down to 2.4 times. CapEx spending concentrated on strategic growth areas with high ROI to support market share growth and profitability. $15 million was returned to shareholders in the form of a cash dividend. Highlights % of Sales 2.7% 3.5% % of Sales 26% 24% ²Inventory, Accounts Receivable, Accounts Payable All figures in USD, mm

Capital Structure and Deployment Priorities Priority Commentary Capital Expenditures Top priorities for FY2017 include: evaluation of a new manufacturing facility in the Central Midwest to serve a growing market, expanding HP production capacity as well as non-virgin material initiatives Shareholder Returns On June 7, the company announced an increase in the quarterly cash dividend to shareholders from $0.05 to $0.06 per share. M&A Evaluating strategic “bolt on” acquisitions Focus M&A activity on complementary products and geographic footprint Debt Repayment Maintain leverage ratio of 2x to 3x Current leverage ratio of 2.4x (includes ~$76 million of capital lease obligations)

FY2017 Financial Outlook   FY2016 FY2017E Change Net Sales (in billions) $1.289 $1.330 – $1.380 3.1% - 7.0% Adj. EBITDA (in millions) $186 $205 - $230 10.2% - 23.7% Adj. EBITDA Margin  14.4% 15.3% – 16.7% 90– 230 bps Fiscal Year 2017 Expectations

Key Net Sales Drivers – FY17 Outlook Business Driver Outlook Comments Domestic Construction End Markets Anticipate 2H16 momentum to continue into FY2017. Agriculture End Market Softness to continue into FY2017. International End Market Facing difficult market conditions in Mexico. 1% to 6% 5% to 12% Fiscal Year 2017 Expectations 4% to 7%

Filings Update FY16 Form 10-Q (Q1, Q2, Q3) filed May 31, 2016. FY16 Annual Report on Form 10-K – expected by the end of July Q1 FY17 Form 10-Q – expected by the end of August

Appendix

EBITDA Reconciliation ___________________________ EBITDA as net income before interest, taxes, depreciation and amortization. Adjusted EBITDA as EBITDA before stock based compensation expense, non-cash charges and certain other expenses Fiscal Year Ended March 31, (Amounts in thousands) 2015 2016 FY FY Net income $12,751 $26,144.400000000001 Depreciation and amortization 65472 72264.399999999994 Interest expense, net 19368 18460.400000000001 Income tax expense 9443 19087.400000000001 EBITDA¹ $,107,034 $,135,956.59999999998 Derivative fair value adjustments 7746 3377 Foreign currency transaction losses 5404 562 Unconsolidated affiliates interest, taxes, 3585 3215 depreciation and amortization Loss (Gain) on Disposal of Assets 362 811 Contingent consideration remeasurement 174 309 Stock-based compensation 5880 2943 ESOP deferred stock-based compensation 12144 10250 Loss from purchase of controlling interest of an unconsolidated affiliate (ADS Baysaver) 0 489.5 Transaction costs 1448 0 Restatement costs 0 27970 Adjusted EBITDA² $,143,777 $,185,883.9999999998

Free Cash Flow Reconciliation Fiscal Year Ended March 31,(Amounts in thousands) 2016 2015Cash flow from operating activities$ 134,757 $ 74,379 Capital expenditures  (40,964)   (31,479) Additions to capitalized software (3,924) (601)Free cash flow$ 89,869 $ 42,299